ASG DIVERSIFYING STRATEGIES FUND

ASG GLOBAL ALTERNATIVES FUND

GATEWAY FUND

Supplement dated September 16, 2009, to the ASG Global Alternatives Fund Statement of Additional Information and the Gateway Fund Statement of Additional Information, each dated May 1, 2009, and the ASG Diversifying Strategies Fund Statement of Additional Information, dated August 3, 2009, as may be revised or supplemented from time to time.

Effective immediately, Robert Krantz is no longer an officer of the ASG Global Alternatives Fund, the ASG Diversifying Strategies Fund or the Gateway Fund. All references to Robert Krantz are hereby deleted.